DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 21, 2001

To Holders of Common Stock of Datamarine International, Inc.:

      The Annual Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on Wednesday, March 21, 2001 at 10:30 a.m. at the offices of Datamarine International, Inc., 7116 220th St. S.W., Mountlake Terrace, Washington 98043, for the following purposes:

      1. To elect two directors for terms ending in 2003 and two directors for terms ending in 2004.

      2. To approve the adoption of the Datamarine International, Inc. 2001 Stock Incentive Plan.

      3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares.

      4. To approve an amendment to the Company's Articles of Incorporation giving the Board of Directors authority to set the rights and preferences for one or more series of Preferred Stock.

      5. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for 2001.

      6. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof.

       The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the Meeting. All Shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

       All shareholders are cordially invited to attend the meeting in person. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States. Certain shareholders may also vote by telephone or Internet as described on the proxy card.

                                       On behalf of the Board of Directors,


                                       David C. Thompson
                                       President, CEO and Secretary

 Mountlake Terrace, Washington
 February 26, 2001

                       DATAMARINE INTERNATIONAL, INC.

                              PROXY STATEMENT

 Introduction

       This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders of the Company (the "Meeting") to be held on March 21, 2001, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The individuals named as proxies are Stephen W. Frankel and David C. Thompson. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about February 26, 2001.

 Procedural Matters

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder.

      Shareholders of record (that is, shareholders who hold shares in their own name) can vote by completing and returning a written proxy card.

      If you are a registered shareholder and attend the Meeting, you may deliver your completed proxy card in person. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

      If your shares are held in the name of a bank, broker or other holder of record (that is "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Street name shareholders who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares. If you vote by telephone of the Internet, your electronic vote authorizes the named proxies in the same manner as if you had signed, dated and returned your proxy card. If you vote by telephone or the Internet, you should not return your proxy card.

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for:

      * the nominees for director listed in these materials and on the proxy; and

      * the approval of the adoption of the Datamarine International, Inc. 2001 Stock Incentive Plan; and

      * the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares; and

      * the approval of an amendment to the Company's Articles of Incorporation giving the Board of Directors authority to set the rights and preferences for one or more series of Preferred Stock; and

      * the ratification of Grant Thornton LLP as the Company's independent auditors for 2001.

      With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

      Only shareholders of record at the close of business on the record date, February 14, 2001, are entitled to receive notice of the Meeting and to vote the shares of Common Stock they held on that date at the Meeting, or any postponement or adjournment of the Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. Shareholders do not have cumulative voting rights in the election of directors.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

 Quorum; Abstentions; Broker Non-Votes

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. As of the record date, the Company had outstanding and entitled to vote 5,749,848 shares of Common Stock with a par value of $.01 per share. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in a matter are treated as being present at the Meeting for purposes of establishing quorum. Accordingly, abstentions and broker non-votes will be counted for the purposes of determining the absence or presence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

      In the election of directors, the four candidates receiving the highest number of affirmative votes will be elected as directors. Proposals 2 and 5 require the affirmative vote of a majority of the votes cast at the meeting. Proposals 3 and 4 require the affirmative vote of a majority of the shares of Common Stock outstanding at the record date.

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

       The Board of Directors is divided into three classes with each class as nearly equal in number as possible. Directors are elected, by class, for three year terms. Successors to the class of directors whose term expires at any annual meeting are elected to three year terms. Each of Arthur P. Stasik and Gerald E. Setka is nominated to serve for a two-year term until the annual meeting of shareholders in 2003. Each of David C. Thompson and Joseph L. Stephens is nominated to serve for a three-year term until the annual meeting of shareholders in 2004. A nominee would normally be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his or her successor is duly elected and qualified. Both Arthur P. Stasik and Joseph L. Stevens were appointed to fill Board vacancies in November 2000, and Gerald E. Setka was appointed to fill a Board vacancy in January 2001.

      Certain information as of February 14, 2001 regarding each director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and directorships held at other publicly held companies.

                                                   Position with Company or Principal
       Name             Age    Director Since    Occupation During the Past Five Years
       ----             ---    --------------    -------------------------------------

Nominated for a term ending in 2003:

Arthur P. Stasik        64          2000         Since 1991, private investor, primarily in
                                                 specialized mobile radio.  From 1960 to 1991,
                                                 electronics engineer for the United States
                                                 Department of Defense.

Nominated for a term ending in 2003:

Gerald E. Setka         51          2001         Since 1999, Business Systems Support Manager
                                                 for PG&E National Energy Group, a power utility.
                                                 From 1994 through 1999, independent consulting
                                                 engineer to nuclear and electric power and
                                                 telecommunications industries.

Nominated for a term ending in 2004:

David C. Thompson       71          1987         President and CEO of the Company since October
                                                 1997. Secretary and Treasurer of the Company
                                                 since March 1996.  Principal Financial and
                                                 Accounting Officer of the Company from 1995 to
                                                 October 1997. President and CEO of SEA Inc., a
                                                 wholly owned subsidiary of the Company. Previously
                                                 President and CEO of Stephens Engineering
                                                 Associates, Inc., which was acquired by the Company
                                                 in 1986.

Nominated for a term ending in 2004:

Joseph L. Stephens      42          2000         Since 1995, President of Millcreek Management
                                                 Corporation, a facility management company for
                                                 health care providers.  Since 1995, President of
                                                 Rehabilitation Centers, Inc., providers of
                                                 mental health services.

Serving for a term ending in 2002:

Stephen W. Frankel      54          1997         Since 1996, self-employed private investor. From
                                                 1988 through 1995, served in various capacities
                                                 including President, COO, Chairman and CEO of
                                                 RETIX, a manufacturer of networking products.

Director Compensation

      Each non-employee director of the Company receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors attended. In addition, each non-employee director who serves on a committee of the Board receives $300 for each committee meeting attended (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Effective March 1996, each non-employee director also receives an immediately exercisable option to purchase 2,000 shares of the Company's Common Stock as of the date of each of the annual meetings of the Board of Directors. Such options have a per share exercise price equal to the fair market value of the Company's Common Stock at the time the option is granted.

Board Meetings and Committees

      During fiscal 2000 there were two meetings of the Board of Directors of the Company. All the Directors attended at least 75% of the aggregate of
(1) the total number of meetings of the Board and (2) the total number of the meeting held by committees of the Board on which they served. The Board of Directors has a standing Audit Committee.

      The current members of the Board's Audit Committee are Stephen W. Frankel, Arthur P. Stasik and Joseph L. Stephens. During fiscal 2000 there was one meeting of the Audit Committee. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee charter is included in this proxy statement as Exhibit A. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fees for services performed. The Audit Committee reviews the relationships between the Company and the external auditors to ascertain the independence of the external auditors. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to the Company's system of internal accounting controls. The report of the Audit Committee is set forth below.

Report of the Audit Committee of Datamarine International, Inc.

January 5, 2001

      We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2000.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000.

By /s/ STEPHEN W. FRANKEL
   -------------------------------
   Stephen W. Frankel
   Chairman

By /s/ ARTHUR P. STASIK
   -------------------------------
   Arthur P. Stasik
   Member

By /s/ JOSEPH L. STEPHENS
   -------------------------------
   Joseph L. Stephens
   Member

Audit Fees

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2000 annual financial statements and review of the financial statements in the Company's Reports on Form 10-QSB. $56,000.

      (b) Audit Related Fees: Aggregate fees billed for professional services rendered during fiscal 2000, primarily meeting with the Audit Committee and consultation on accounting standards. $1,500.

      (c)   Financial Information Systems Design and Implementation Fees:
            None.

      (d)   All Other Fees: None.

Security Ownership of Certain Beneficial Owners and Management

      As of February 14, 2001 there were 5,749,848 shares of Common Stock issued and outstanding. The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 14, 2001 by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (b) each director of the Company who beneficially owns any shares,(c) each Named Officer (see "Executive Compensation"), and (d) all directors and officers as a group.

                        Name and Address           Amount and Nature of        Percent
Title of Class        of Beneficial Owner        Beneficial Ownership (1)     of Class
--------------        -------------------        ------------------------     --------

Common Stock      Joseph L. Stephens, Director           435,957 (2)             7.6%
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      Arthur P. Stasik, Director             411,500 (3)             7.2%
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      David C. Thompson, President           335,534 (4)             5.7%
                   and Director
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      Stephen W. Frankel, Director           139,096 (5)             2.4%
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      Jan Kallshian, Chief Financial          63,249 (6)             1.1%
                   Officer
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      Gerald E. Setka, Director               31,250 (7)             0.5%
                  7030 220th St. SW
                  Mountlake Terrace WA 98043

Common Stock      All Directors and Executive          1,285,129                21.8%
                  Officers as a group (6 persons)

___________________

<F1>  Represents shares of Common Stock held and/or options held by such individuals that were exercisable at February 14, 2001 or within 60 days thereafter.
<F2>  Represents 302,500 shares held of record, 2,000 shares subject to presently exercisable stock options and 131,457 shares held in trust for the Company's Employee Investment Plan for which Mr. Stephens serves as a co-trustee.
<F3>  Represents 409,500 shares held of record and 2,000 shares subject to presently exercisable stock options.
<F4>  Represents 88,289 shares held of record, 74,264 shares subject to presently exercisable stock options, 41,524 shares subject to presently exercisable Common Stock warrants, and 131,457 shares held in trust for the Company's Employee Investment Plan for which Mr. Thompson serves as a co-trustee.
<F5>  Represents 121,076 shares held of record, 8,000 shares subject to presently exercisable stock options and 10,020 shares subject to presently exercisable Common Stock warrants.
<F6>  Represents 46,569 shares held of record, 10,000 shares subject to presently exercisable stock options and 6,680 shares subject to presently exercisable Common Stock warrants.
<F7>  Represents 29,250 shares held of record 2,000 shares subject to presently exercisable stock options.

Executive Officers

      The names of the executive officers of the Company, their positions and offices with the Company, and their ages are set forth below.

       Name           Age                  Office
       ----           ---                  ------

David C. Thompson     71     President and Chief Executive Officer

Jan Kallshian         46     Chief Financial Officer

      David C. Thompson was named President and CEO of the Company in October 1997. Mr. Thompson has been Secretary and Treasurer of the Company since March 1996, and served as the Company's Principal Financial and Accounting Officer from 1995 to October 1997. Mr. Thompson is also President and CEO of SEA Inc., a wholly owned subsidiary of the Company. Mr. Thompson was previously President and CEO of Stephens Engineering Associates, Inc., which was acquired by the Company in 1986.

      Jan Kallshian was named Chief Financial Officer of the Company in October 1997. Since April 1995 Mr. Kallshian has served as a consultant to the Company which included performing the duties of the Chief Financial Officer. Mr. Kallshian has over 18 years experience in the high technology manufacturing industry and has held positions in finance and general management. Mr. Kallshian is a CPA and was previously with the accounting firm of Coopers & Lybrand.

                           EXECUTIVE COMPENSATION

      The following table summarizes compensation information for the last three fiscal years for the Company's Chief Executive officer and each of the Company's executive officers other than the Chief Executive Officer who were serving as executive officers of the Company at the end of the fiscal year (collectively, the "Named Executive Officers").

                         Summary Compensation Table

                                                                              Long Term
                                                                               Compen-
                                                                               sation
                                              Annual Compensation              Awards
                                    -----------------------------------      ----------
                                                                 Other                         All
                                                                 Annual                       Other
                                                                 Compen-                     Compen-
Name and Principal                                               sation        Stock         sation
    Position(s)            Year     Salary ($)     Bonus ($)     ($) (1)     Options (#)       ($)
------------------         ----     ----------     ---------     -------     -----------     -------

David C. Thompson          2000      129,010          -             -          29,632       3,019 (2)
 President and Chief       1999      116,991          -             -               -       3,510 (2)
 Executive Officer         1998      115,608          -             -               -       3,408 (2)

Jan Kallshian              2000      117,650          -             -               -           -
 Chief Financial           1999      110,923          -             -               -           -
 Officer                   1998      109,070          -             -               -           -

___________________

<F1>  The dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds.
<F2>  Represents amounts contributed by the Company under its 401(k) Plan.

                      Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended September 30, 2000.

                      Number of        Percent of Total
                      Securities           Options
                      Underlying          Granted to       Exercise or       Market
                   Options Granted       Employees in      Base Price     Price at Date    Expiration
       Name              (#)             Fiscal Year         ($/Sh)         of Grant          Date
       ----        ---------------    -----------------    -----------    -------------    ----------

David C. Thompson       29,632             29.10%            $0.75            $0.75          6/6/10

             Aggregated Option Exercises in Last Fiscal Year and
                        Fiscal Year End Option Values

      The following table sets forth information on option exercises by the Named Executive Officers during the fiscal year ended September 30, 2000 and the value of unexercised options held by the Named Executive Officers on September 30, 2000.

                                                  Number of Shares Underlying
                                                     Unexercised Options at         Value of Unexercised Options
                       Shares                        September 30, 2000 (#)        at September 30, 2000 ($) (1)
                     Acquired On     Value       -----------------------------     -----------------------------
       Name           Exercise      Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
       ----          -----------    --------     -----------     -------------     -----------     -------------

David C. Thompson       None          None         74,264              -             $59,379            -

___________________

<F1>  Value of unexercised options represents the difference between the exercise prices of the stock options and the closing price ($2.4375 per share) of the Company's Common Stock on the OTCBB on September 29, 2000 the last trading day of the Company's fiscal year. Only in-the-money options are considered in the calculation.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 2000 the Company made principal repayments of $2,865 and additional borrowings of $462,865 on subordinated loans from David Thompson, the Company's President. During the year the Company made interest payments on the loans of $33,409. The balance owed to Mr. Thompson on the loans at September 30, 2000 was $812,000. In connection with the same loans, Mr. Thompson was granted 8,834 $0.10 and 10,000 $0.01 warrants to purchase shares of the Company's Common Stock. The fair value of those warrants at the grant date, calculated using the Black-Scholes model, was $26,415.

                                 PROPOSAL 2

               ADOPTION OF THE DATAMARINE INTERNATIONAL, INC.
                          2001 STOCK INCENTIVE PLAN

      There will be presented at the Meeting a proposal to adopt the Datamarine International, Inc. 2001 Stock Incentive Plan (the "Plan"). The Plan will replace the Datamarine International, Inc. 1991 Stock Option Plan which, by its terms, expires on December 10, 2001. The Board of Directors believes stock options and other stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such employees to have a greater financial investment in the Company (although the Plan does not necessarily require them to hold for investment stock received under the Plan). Accordingly, on December 12, 2000, the Board of Directors unanimously approved the Plan and directed that it be submitted for consideration and action at the Meeting. If the Plan is approved by the shareholders, no further options will be granted under the Company's existing 1991 Stock Option Plan.

      The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Exhibit B.

General Information

      Plan Administration. The Plan is administered by the Board of Directors, or a Committee of one or more persons appointed by the Board of Directors (either the "Administrator"). The Administrator establishes the terms and conditions of awards granted under the Plan, subject to certain limitations in the Plan. There are currently approximately 100 individuals eligible to participate in the Plan.

      Eligible Participants. The Administrator may grant incentive stock options under the Internal Revenue Code of 1986, nonqualified stock options, stock appreciation rights, stock bonuses and restricted stock grants to regular employees of the Company and its subsidiaries, officers, independent contractors, Directors, board advisors, trustees or consultants.

      Shares Available. The aggregate number of shares of the Company's Common Stock that may be issued or transferred to grantees under the Plan shall not exceed 625,000 shares. No further options or other benefits are to be granted under the 1991 Stock Option Plan; provided, however, that any outstanding options or other benefits under such plan may be exercised in accordance with the terms thereof. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants. Payment of cash in lieu of shares would be considered an issuance or transfer of the shares. On February 5, 2001, the closing price of the Company's Common Stock on the OTCBB was $1.25.

Grants Under the Plan

      Stock Options. The Administrator may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986, other statutory stock options and nonqualified stock options. The term of an option shall be fixed by the Administrator, but shall not exceed ten years. The exercise price for incentive stock options shall not be less than the fair market value of the Company's Common Stock on the date of grant.

      Stock Appreciation Rights. The Administrator may grant stock appreciation rights ("SARs") either singly or in tandem with an underlying stock option under the Plan. The term of a SAR shall be fixed by the Administrator. SARs entitle the grantee to receipt of the same economic value that would have been derived from exercise of an option. Payment may be made in cash, in shares or a combination of both, at the discretion of the Administrator. If a SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate.

      Stock Bonuses. The Plan allows the Administrator to provide awards of Stock Bonuses of Common Stock consistent with the objectives and limitations of the Plan. The Plan provides, in general, for awarding shares of Common Stock of the Company to both employees (including executive officers) and non-employees of the Company and its subsidiaries. An award is by way of a bonus and is not regarded as part of the recipient's regular compensation.

      Restricted Stock Grants. The Administrator may also award shares under a Restricted Stock Grant. The grant would be subject to terms and restrictions determined by the Administrator and may concern transferability, repurchase or forfeiture of shares issued. For example, a Restricted Stock Agreement may require that the grantee remain in the employ of the Company in order to retain the shares under grant. If the grantee's employment terminates during the period, the grant would terminate and the grantee would be required to return the shares to the Company. However, the Administrator may provide complete or partial exceptions to this requirement as it deems equitable. The grantee could not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Administrator, receive dividends, if any. Each certificate would bear a legend giving notice of the restrictions in the grant.

U.S. Federal Income Tax Consequences

      Following is an explanation of the U.S. federal income tax consequences for optionholders who are subject to tax in the United States.

      Stock Options. The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or in a deduction for the Company.

      The exercise of a nonqualified stock option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

      The exercise of an incentive stock option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise, and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction.

      If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

      SARs. The grant of a SAR would not result in income for the grantee or in a deduction for the Company. Upon the exercise of a SAR the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding would be required.

      Stock Bonuses. Upon the receipt of shares the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares received. Income tax withholding would be required.

      Restricted Stack Grants. The grant of Restricted Stock should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a "substantial risk of forfeiture" as intended by the Company. If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Dividends, if any, paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee would receive ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse. Income tax withholding would be required.

Other Information

      Upon approval by the Company's stockholders, the Plan will be effective on December 12, 2000 and will terminate on December 11, 2010, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the stockholders. The Board may amend the Plan as it deems advisable but, if the Securities Exchange Act of 1934 requires the Company to obtain stockholder approval, then such approval will be sought. Options are not assignable or transferable except for limited circumstances upon death, or pursuant to rules that may be adopted by the Administrator. The Administrator may establish rules and procedures to permit an optionholder to defer recognition of gain upon the exercise of a stock option.

      Employees who will participate in the Plan in the future and the amounts of their allotments are to be determined by the Administrator subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual options which may be issued under the Plan or the names or positions of, or respective amounts of the allotments to, any individuals who may participate.

Required Vote

      The affirmative vote of a majority of the votes cast at the meeting is required to approve the 2001 Stock Incentive Plan.

The Board of Directors unanimously recommends a vote FOR this proposal.

                                 PROPOSAL 3

                       APPROVAL OF AN AMENDMENT TO THE
                     COMPANY'S ARTICLES OF INCORPORATION
                   TO INCREASE AUTHORIZED PREFERRED SHARES

Proposed Action

      The Board is proposing that an amendment (the "Amendment") to the Company's Articles of Incorporation be made to increase the number of authorized shares of $1.00 par value Preferred Stock from 1,000,000 shares to 5,000,000 shares.

Description of Proposal

      Section 3 of the Company's Articles of Incorporation currently authorizes the Company to issue 1,000,000 shares of $1.00 par value Preferred Stock. In October 2000 shareholders approved an increase in the Company's authorized $0.01 par value Common Stock from 3,000,000 shares to 20,000,000 shares, but there was no commensurate increase in the amount of authorized Preferred shares.

      If the increase is approved, the increased number of Preferred shares will be available for issuance, from time to time, for such purposes and consideration, and on such terms as the Board of Directors may approve (subject to shareholder approval of Proposal 4), and no further vote of the shareholders of the Company will be required, except as provided under the Washington Business Corporation Act or the rules of the appropriate stock exchange.

      If the proposed amendment is approved, 5,000,000 shares of $1.00 par value Preferred Stock would be authorized but unissued. An increase in authorized Preferred Stock will enable the Company to meet possible contingencies and opportunities in which the issuance of shares may be deemed advisable, such as equity and convertible debt financings and acquisition transactions.

      The timing of the actual issuance of additional Preferred shares, if any, will depend upon market conditions, the specific purpose for which the stock is to be issued, and other similar factors. The issuance of Preferred Stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. Holders of Preferred Stock typically would have a liquidation preference over Common stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The Company has no present intent to issue any shares of Preferred Stock.

      Upon approval by the shareholders, Section 3 of the Articles of Incorporation will be amended to read in its entirety as follows:

                                 SECTION 3

                                  SHARES

      This corporation is authorized to issue twenty million (20,000,000) shares of common stock with a par value of one cent ($.01) and five million (5,000,000) shares of preferred stock with a par value of one dollar ($1.00).

Required Vote

      The affirmative vote of a majority of the shares of Common Stock outstanding at the record date is required to approve the Amendment.

The Board of Directors unanimously recommends a vote FOR this proposal.

                                 PROPOSAL 4

             APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES
                  OF INCORPORATION AUTHORIZING THE BOARD OF
       DIRECTORS TO SET THE RIGHTS AND PREFERENCES OF PREFERRED STOCK

Proposed Action

      Section 4 of the Company's Articles of Incorporation specifies the terms for two series of $1.00 Preferred Stock, none of which are issued of outstanding. Terms for Preferred Stock are typically set by the Company's Board of Directors at such time as the issuance of Preferred Stock is contemplated.

      If the proposed amendment is approved, the Company's Board of Directors will have the power to set the rights and preferences with respect to Preferred shares. Such powers were vested in the Company's Board until 1999. In October 1999 shareholders approved a change in the Company's state of domicile from Massachusetts to Washington. At that time the Company's Articles of Incorporation were restated, but an administrative error resulted in the inadvertent omission of the language granting the Board the power to set the terms of Preferred Stock. The result of that omission is that the Company has authorized Preferred Stock and no mechanism for the Board to define the terms and issue said stock, without calling a meeting of the shareholders. The Board believes that having to call a meeting of the shareholders for the purpose of setting the terms of a particular issuance of Preferred Stock would result in unnecessary expense and delay.

       Section 4 of the Articles of Incorporation is currently comprised entirely of the terms for Convertible Preferred Stock and Redeemable Preferred Stock authorized by the Board in connection with the 1995 issuance of a Subordinated Convertible Debenture. No such shares were ever issued or outstanding, and the underlying debentures were redeemed in 2000. The current text of the Company's Articles of Incorporation was filed as Exhibit
3.1 to the Company's Form 10-QSB for the period ending July 1, 2000 and is hereby incorporated by reference.

      Upon approval by the shareholders, Section 4 of the Articles of Incorporation will be amended to add the following language to the beginning of Section 4:

Preferred Stock

      The Preferred Stock, par value $1.00 per share, may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each of said series shall be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights or privileges of each series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, there is hereby expressly vested in the Board of Directors of the Corporation the authority to issue one or more series of Preferred Stock and to fix in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation the voting powers, if any, and the designations, preferences and relative, participation, optional or other special rights or privileges, and the qualifications, limitations or restrictions of such series, including, but not without limiting the generality of the foregoing, the following:

      1. The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series. The designation of a series of preferred stock need not include the words "preferred" or "preference" and may be designated "special" or other distinctive term. Unless otherwise provided in he resolution issuing such series, the number of shares of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors in the manner prescribed by law.

      2. The rate and times at which, and the terms and conditions upon which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or noncumulative and, if cumulative, the date from which such dividends shall be cumulative.

      3. Whether the series shall be convertible into, or exchangeable for, at the option of the holders of Preferred Stock of such series of the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of any such conversion rate in such events as the Board of Directors shall determine.

      4. Whether or not Preferred Stock of such series shall be subject to redemption at the option of the Corporation or the holders of such series or upon the happening of a specified event, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, Preferred Stock at such series may be redeemed.

      5. The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation.

      6. The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series.

      7. Whether such series of Preferred Stock shall have full, limited or no voting powers including, without limiting the generality of the foregoing, whether such series shall have the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

      The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted hereunder. The consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant hereto, the conditions, if any, under which the consent of the holders of a majority (or such greater proportion as shall be fixed therein) of the outstanding shares of such series shall be required for the issuances of any or all other series of Preferred Stock. Shares of any series of Preferred Stock designated herein may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

Required Vote

      The affirmative vote of a majority of the shares of Common Stock outstanding at the record date is required to approve the Amendment.

The Board of Directors unanimously recommends a vote FOR this proposal.

                                 PROPOSAL 5

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board of Directors has selected the firm of Grant Thornton LLP as the Company's independent auditors for the current year. Grant Thornton LLP has served as the Company's independent auditors since 1998.

      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

      If the shareholders do not ratify the selection of Grant Thornton LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors.

Required Vote

      The affirmative vote of a majority of the votes cast at the meeting is required to approve the selection of Grant Thornton LLP as the Company's independent auditors for 2001.

The Board of Directors unanimously recommends a vote FOR this proposal.

                      COMPLIANCE WITH SECTION 16(a) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent holders of Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2000 with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934.

                         DEADLINES FOR SUBMISSION OF
                            SHAREHOLDER PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 2002 must be received at the Company's principal executive offices in Mountlake Terrace on or before October 8, 2001. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                OTHER MATTERS

      Management knows of no matters to be brought before the meeting other than the election of director. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                10-KSB REPORT

      THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 7030 - 220TH STREET S.W., MOUNTLAKE TERRACE, WASHINGTON 98043.

                                       On behalf of the Board of Directors

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
February 26, 2001


                                 EXHIBIT A

           Datamarine International, Inc. Audit Committee Charter

      Organization

      There shall be a committee of the Board of Directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The audit committee shall be comprised of at least two independent directors.

      Statement of Policy

      The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation. The outside auditors ultimately are accountable to the board of directors and the audit committee.

      Responsibilities

      In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. The audit committee and the Board of Directors are responsible for the selection, evaluation and replacement of the independent auditors.

      In carrying out these responsibilities, the audit committee will:

      * Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

      * Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

      * Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

      * Receive from the outside auditors a formal written statement delineating all relationships between the auditor and the company, consistent with ISB standard No. 1.

      * Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      * Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

      * Review accounting and financial human resources and succession planning within the company.

      * Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

      * Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      Review

      The audit committee must review and reassess this charter annually.

      Initially adopted by the board of directors on December 12, 2000.

By /s/ STEPHEN W. FRANKEL

Stephen W. Frankel
Chairman


                                 EXHIBIT B

          Datamarine International, Inc. 2001 Stock Incentive Plan

      SECTION 1. Purpose. The purpose of this 2001 Stock Incentive Plan (this "Plan") is to provide a means for Datamarine International, Inc. (the "Company") to continue to attract, motivate and retain selected employees, officers, independent contractors, consultants, advisors and directors, and to encourage a sense of ownership in the Company by granting such individuals any or all of the following: ISOs, nonqualified stock options, stock appreciation rights, stock bonuses, and offering the opportunity to purchase restricted stock. These grants, rights and options in Company stock are designed to provide these individuals with greater incentive for their service to the Company by linking their interests in the success of the Company with the those of the Company and its shareholders.

      SECTION 2. Effective Date. Subject to Section 19, this Plan is effective December 12, 2000 (the "Effective Date").

      SECTION 3. Stock Subject to This Plan. The stock issuable under this Plan is the Company's common stock (the "Common Stock"), either authorized but unissued, or reacquired by the Company.

            3.1 Amount. Subject to adjustment under Section 12.1, the maximum amount of Common Stock which may be issued for Stock Incentives under this Plan is 625,000 shares, as such Common Stock was constituted on the effective date of this Plan.

            3.2 Returned Shares. If any outstanding Stock Incentive (as defined under Section 4.1) expires, or is exchanged, canceled or terminated for any reason without having been exercised or realized in full, then the unpurchased or unissued shares subject to such Stock Incentive shall again be available for issuance under this Plan. If a Recipient forfeits, or the Company repurchases, stock subject to or issued under a Stock Incentive, then the forfeited or repurchased stock shall again be available for issuance under the Plan.

            3.3 Determination of Fair Market Value. The "Fair Market Value" per share of the Common Stock for purposes of this Plan means the closing price of Datamarine stock on the OTCBB or other stock exchange on a given day or, if the Common Stock is not traded on such exchange, the price shall be determined by the Administrator by (a) averaging the price of Common Stock that has been sold to third parties in arms-length transactions within the past six months, (b) the recommendation of an external consultant, or (c) in good faith.

      SECTION 4.  Stock Incentives and Eligible Participants.

            4.1 Types. Subject to Section 5, the Administrator is authorized to, from time to time, take the following actions, separately or in any combination, under this Plan:

            *     grant "Incentive Stock Options" ("ISOs"), as defined in
                  Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and as provided in Section 6;

            * grant options that do not qualify as an ISO ("NQSOs") as provided in Section 6;

            * award shares of the Company's common stock as bonuses ("Stock Bonuses") as provided in Section 7;

            * sell or grant shares of the Company's common stock subject to certain restrictions ("Restricted Stock") as provided in Section 8; and

            * grant the Recipient the right to receive the appreciation between the Fair Market Value of a specified number of shares of Common Stock on the Grant Date and on the date of exercise ("Stock Appreciation Rights") as provided in
                  Section 9,

      (collectively, "Stock Incentives").

            4.2 Eligible Participants. The following persons may be eligible to receive Stock Incentives ("Eligible Participants"): employees, officers, independent contractors, directors, Board advisors, trustees or consultants who render services to the Company, except that:

                  4.2.1 no person is eligible to receive Stock Incentives as compensation paid in connection with any capital raising transaction on behalf of the Company, and

                  4.2.2 only employees of the Company, at the time the Option is granted (the "Grant Date"), shall be eligible to receive ISOs under this Plan. Members of the Board shall not be eligible to receive ISOs unless they are also employees of the Company.

      The determination as to whether a person is an Eligible Participant will be made by the Administrator, in its sole discretion, and the decision will be binding and final. Individuals who receive any type of Stock Incentive are referred to as "Recipients" throughout this Plan.

            4.3 Terms and Conditions. The terms and conditions of Stock Incentives granted under this Plan need not be identical in any respect, even when grants are made simultaneously or to persons with the same or similar status.

      SECTION 5. Administration. The Board of Directors of the Company (the "Board") or a committee of one or more persons appointed by the Board will administer this Plan (either, the "Administrator"). However, if a committee is appointed, the Board shall have exclusive authority to: (a) designate the amount and type of Stock Incentives that the Administrator may grant or issue to Eligible Participants from time to time under this Plan and the type of Eligible Participants who may receive such Stock Incentives,
(b) amend or terminate this Plan as provided in Section 18, (c) remove members from, add members to, and fill any vacancies in, the Administrator, and (d) approve the grant of Stock Incentives covering more than 100,000 shares of Common Stock.

            5.1 Procedures. If the Administrator is a committee composed of more than one member, the committee may designate one of its members as chairperson. The Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Administrator present at meetings at which a quorum exists, or acts approved in writing by all Administrator members, shall be valid acts of the Administrator.

                  5.1.1 Grants to Administrator. If the Administrator is one person, then Stock Incentive grants to the Administrator must be approved by a majority of the full Board, not including the vote of the proposed recipient. If the Administrator is a committee, then Stock Incentive grants to one of its members must be approved by the majority vote of the other committee members, without counting the vote of the proposed recipient. However, the proposed recipient may be counted in determining the presence of a quorum at the committee or Board meeting.

                  5.1.2 Grants to Board Members. Issuance of Stock Incentives to members of the Board shall be governed by the provisions of Washington RCW 23B.08.700 through RCW 23B.08.730. If the Board or the Administrator deems it advisable to do so, they shall comply with RCW 23B.08.720 or RCW 23B.08.730 in issuing such Stock Incentives.

            5.2 Responsibilities. Except as stated elsewhere in this Plan, the Administrator shall have full discretionary authority to determine all matters relating to Stock Incentives, including but not limited to:

            *     select Eligible Participants to receive Stock Incentives;

            *     set the number of shares subject to each Stock Incentive;

            *     set the consideration to be paid, if any, for any Stock
                  Incentive;

            *     set or accelerate any vesting or forfeiture schedule;

            *     accelerate the exercise date;

            * waive or modify any restriction applicable to stock (except those imposed by law); and

            *     determine any other terms and conditions.

      The Administrator shall periodically report to the Board the names of persons granted Stock Incentives, the number of shares covered by each Stock Incentive, and the terms and conditions of each Stock Incentive. The Administrator may from time to time adopt and amend rules and regulations relating to the administration of the Plan, and make other determinations in the judgment of the Administrator that are necessary or desirable for the administration of the Plan.

            5.3 Plan Construction and Interpretation. Subject to Section 5.4, the Administrator may correct any defect, supply any omission, or reconcile any inconsistency (a) within the Plan, (b) between the Plan and any related agreement, or (c) between the Plan and any rule or regulation promulgated under the Plan, in the manner and to the extent the Administrator shall deem appropriate to carry out the Plan. The Administrator's interpretation or construction of any such Plan provision, related agreement, rule or regulation shall be final, conclusive and binding on all interested parties, so long as such interpretation and construction with respect to ISOs correspond to the requirements of Section 422 of the Code and applicable regulations.

            5.4 Amendment of Stock Incentives. The Administrator may modify or amend outstanding Stock Incentives granted under this Plan. The modification or amendment of an outstanding Stock Incentive shall not, without the consent of the Recipient, impair, diminish or terminate any of the rights of the Recipient or any of the obligations of the Company under such Stock Incentive, except as otherwise provided in this Plan. However, unless the Recipient agrees otherwise, any changes or adjustments made to outstanding ISOs granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any ISO issued hereunder to fail to continue to qualify as an ISO as defined in Code Section 422(b).

      SECTION 6.  General Rules Relating to Options.  Except as provided in
Section 6.5, the provisions of this Section 6 apply to both ISOs and NQSOs (together, "Options"):

            6.1 Option Agreement. The terms and conditions of Options shall be evidenced by an agreement executed by the Recipient and the Company (the "Option Agreement"). The Option Agreement shall:

            *     specify whether the Option is an ISO or a NQSO,

            *     incorporate this Plan by reference,

            *     contain a termination date for the Option,

            * set forth the schedule under which the Option shall be exercisable,

            * specify the maximum number of shares that may be purchased upon the exercise of each Option,

            * specify the price per share at which each Option is exercisable (the "Exercise Price"), and

            * contain any other terms, conditions, restrictions, representations and warranties required by the Administrator.

            6.2 Exercise Price. (a) An ISO's Exercise Price shall not be less than the Fair Market Value per share of the Common Stock as of the Grant Date. (b) The Administrator shall determine the Exercise Price of NQSOs.

            6.3 Term. The term of each Option shall be ten years from the Grant Date unless the Administrator establishes a shorter period of time.

            6.4 Vesting. The Administrator may grant fully vested Options or accelerate the time at which all or part of an Option may be exercised.

            6.5 Incentive Stock Option Provisions. ISOs are subject to the following terms and conditions, in addition to the other provisions of Section 6:

                  6.5.1 Greater than 10% Shareholders. If the Company grants ISOs to employees who own more than 10% of the total combined voting power of all classes of stock of the Company, the term of such ISOs shall not exceed five years and the Exercise Price shall be not less than 110% of the Fair Market Value of the Common Stock on the ISO's Grant Date. Stock ownership to be determined in light of the attribution rules set forth in Section 424(d) of the Code. This Section 6.5.1 shall control notwithstanding any conflicting terms contained in a Stock Option Agreement or any other document.

                  6.5.2 Limitation on Value. If the aggregate Fair Market Value of the Common Stock with respect to which the Recipient may exercise ISOs (under this Plan and any other incentive stock option plan) for the first time in any calendar year (within the meaning of Code Section 422) exceeds $100,000, then those Options beyond the $100,000 threshold shall be treated as NQSOs.

            6.6 Exercise. The Recipient shall exercise Options by delivering notice to the Administrator of the number of shares sought to be exercised ("Notice of Exercise"), together with payment of the Exercise Price. The Administrator shall determine the form of such Notice of Exercise and the manner of its delivery. Subject to any vesting schedule in the Stock Option Agreement and to any additional holding period required by law, the Recipient may exercise each Option in whole or in part, except that only whole shares will be issued pursuant to the exercise of any Option. The certificates representing the shares subject to the Options exercised shall bear any legends required by the Administrator and applicable law.

            6.7 Payment of Exercise Price. The Recipient shall pay the Exercise Price in full at the time the Recipient delivers a Notice of Exercise to the Administrator. Payment of the Exercise Price shall be in cash, by bank certified or cashier's check or by personal check (unless at the time of exercise the Administrator in a particular case determines not to accept a personal check). However, the Administrator may determine, as of the Grant Date for ISOs or at any time before exercise for NQSOs, that alternative forms of payment will be permitted, including installment payments on such terms as the Administrator may determine.

      SECTION 7. Stock Bonuses. The Administrator may award Stock Bonuses of Common Stock under the Plan. Shares awarded as a Stock Bonus shall be subject to the terms, conditions, and restrictions determined by the Administrator, including restrictions concerning transferability. However, the Administrator may not require the Recipient to pay any monetary consideration for the Stock Bonus other than amounts necessary to satisfy tax-withholding requirements as provided in Section 14. As a condition of delivering certificates representing shares subject to a Stock Bonus to the Recipient, the Administrator may require the Recipient to enter a stock bonus agreement executed by the Company and the Recipient ("Stock Bonus Agreement"), which may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. For example, a Stock Bonus Agreement may provide that shares subject to the Stock Bonus will be forfeited unless the Recipient's employment continues for a specified duration.

      SECTION 8. Restricted Stock. The Administrator may issue Restricted Stock under the Plan in exchange for consideration (including promissory notes and services) and subject to terms and restrictions determined by the Administrator. The restrictions may concern transferability, repurchase, or forfeiture of the shares issued. As a condition of delivering certificates representing Restricted Stock to the Recipient, the Administrator may require the Recipient to enter an agreement executed by the Company and the Recipient ("Restricted Stock Agreement"), which may contain any terms, conditions, restrictions, representations or warranties required by the Administrator. For example, a Restricted Stock Agreement may provide that shares of Restricted Stock will be forfeited unless the Recipient's employment continues for a specified duration.

      SECTION 9. Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under this Plan either alone or in tandem with Options, as provided in this Section 9.

            9.1 Stock Appreciation Rights Agreement. Stock Appreciation Rights shall be subject to an agreement executed by the Company and the Recipient ("Stock Appreciation Rights Agreement"). The Stock Appreciation Rights Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The Stock Appreciation Rights Agreement shall specify whether the Stock Appreciation Right is granted alone or in tandem with an Option.

            9.2 Vesting. Any Stock Appreciation Right granted under this Plan shall vest according to the schedule set forth in the Stock Appreciation Rights Agreement. The Administrator may, in its sole discretion, grant fully vested Stock Appreciation Rights, specify a vesting schedule, or accelerate the time at which all or part of a Stock Appreciation Right or installment thereof may vest or be exercised.

            9.3 Exercise. The Recipient shall exercise a Stock Appreciation Right by delivering notice to the Administrator of the number of shares as to which the Recipient seeks to exercise its Stock Appreciation Right. The Stock Appreciation Rights Agreement shall determine the form of such notice and the manner of its delivery. Subject to the vesting and exercise provisions described in the Stock Appreciation Rights Agreement, the Recipient may exercise each Stock Appreciation Right in whole or in part, except that only whole shares will be issued pursuant to the exercise of any Stock Appreciation Right.

            9.4 Tandem Arrangements. If a Stock Appreciation Right is granted in tandem with an Option, the following rules shall apply:

            * the Recipient may exercise a Stock Appreciation Right only to the extent and on the same conditions that the related Option could be exercised;

            * the Recipient may exercise a Stock Appreciation Right only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option;

            * the Stock Appreciation Right shall be for no more than 100% of the amount by which the Fair Market Value of the stock at the time of exercise exceeds the Option exercise price;

            * the Stock Appreciation Right expires no later than expiration of the underlying Option;

            * upon exercise of all or part of a Stock Appreciation Right, the corresponding Option or portion to which the Stock Appreciation Right relates terminates; and

            * upon exercise of all or part the Option, the related Stock Appreciation Right or portion terminates.

            9.5 Determination of Value. Upon exercise of a Stock Appreciation Right, the Company shall pay the Recipient an amount equal to: (a) the Fair Market Value of one share of Common Stock on the date of exercise, minus (b) the Fair Market Value of one share of Common Stock on the Grant Date, multiplied by (c) the number of shares covered by the Stock Appreciation Right or the Option that are being exercised. In the case of a Stock Appreciation Right granted in connection with an Option, the Company shall pay the Recipient (a) the Fair Market Value on the date of exercise of one share of Common Stock minus (b) the Exercise Price per share under the Option to which the Stock Appreciation Right relates.

            9.6 Payment of Stock Appreciation Rights. The Company's payment may be made in cash, in shares or a combination of both, at the discretion of the Administrator. Payment will typically be made in cash unless cash payment would (a) cause the Company to become insolvent or (b) preclude the accomplishment of a Liquidation Event. In such case, the Administrator may determine, at the time the Recipient exercises the Stock Appreciation Right, that all or part of the payment shall be made in shares of Common Stock. If the Company pays all or part of the exercised Stock Appreciation Rights with shares of Common Stock, then the Fair Market Value (at the time of issuance) of the total shares issued shall equal the value of the Stock Appreciation Right, as determined in Section 9.5, less any cash payment. However, no fractional shares may be issued upon the exercise of a Stock Appreciation Right. Any certificates representing shares of Common Stock issued, if any, shall bear any legends required by the Administrator and applicable law.

            9.7 Effect on Reserved Shares. Cash payments of Stock Appreciation Rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. Payment of an exercised Stock Appreciation Right in Common Stock shall reduce the number of shares of Common Stock reserved for issuance under the Plan.

      SECTION 10. Termination of Relationship with Company. All Stock Incentives which are unvested or still subject to forfeiture automatically expire upon termination of a Recipient's relationship with the Company voluntarily or involuntarily, and for any reason. The effect of termination on vested and non-forfeitable Stock Incentives is as follows:

            10.1  Termination For Cause

                  10.1.1 Effect Upon Stock Incentives. Subject to the terms of any Option Agreement, Stock Bonus Agreement, Restricted Stock Agreement or Stock Appreciation Rights Agreement which provides otherwise, if the Company terminates a Recipient's employment or other relationship with the Company for Cause as described in Section 10.1.2, then, as of the Company's first discovery of any of the grounds for termination for Cause: (a) any Option or Stock Appreciation Right held by that Recipient shall automatically terminate and the Recipient shall have no present or future right to exercise Options or Stock Appreciation Rights, whether vested or unvested; and (b) all Restricted Stock and Stock Bonus Shares, to the extent forfeitable upon the date of termination, shall be forfeited as of that date. If a Recipient is suspended pending an investigation of whether or not the Recipient shall be terminated for Cause, then all of the Recipient's rights under any Stock Incentive shall also be suspended during the period of investigation.

                  10.1.2 Definition of Cause. Except as may be specified in a Recipient's employment agreement with the Company, termination for "Cause" means the Recipient's (a) dismissal from employment as the result of the Recipient's intentional misconduct, gross negligence, insubordination or failure to comply with the Company's policies, (b) conviction or confession of a crime punishable by law (except minor violations), (c) performance of an illegal or non-consensual act involving moral turpitude while purporting to act in the Company's behalf, (d) engagement in activities directly in competition or antithetical to the best interests of the Company, or (e) the material breach or termination by the Recipient of any agreement between the Recipient and the Company.

            10.2  Termination Because of Total Disability

                  10.2.1 Effect Upon Stock Incentives. If a Recipient's relationship with the Company terminates because of a Total Disability, then the Recipient's (a) ISOs shall not terminate or cease to be treated as ISOs until the end of the 12 month period following such termination (unless the ISO terminates and expires before that date by its terms), and (b) NQSOs shall terminate pursuant to Section 10.4 unless otherwise approved by the Administrator.

                  10.2.2 Definition of Total Disability. "Total Disability" means a mental or physical impairment, which (a) is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and (b) causes a person to be unable to perform the person's duties for the Company and to be engaged in any substantial gainful activity, after reasonable accommodation, in the opinion of the Company and two independent physicians. Total Disability shall be deemed to exist on the first day after the Company and the two independent physicians have furnished their opinion to the Administrator.

            10.3 Termination Because of Death. If a Recipient dies (a) during its relationship with the Company or (b) within the 90-day period (or 12 month period in the case of Total Disability) following cessation of such relationship, then any vested ISOs may be exercised within 12 months after death by the personal representative or the person to whom the Recipient's rights pass by will or by the laws of descent and distribution. Any vested Stock Appreciation Rights or NQSOs may be exercised within 90 days after death by the personal representative or the person to whom the Recipient's rights pass by will or by the laws of descent and distribution. Any Restricted Stock or Stock Bonus Shares, which are subject to forfeiture on the date of death, shall be forfeited as of the date of death, unless otherwise provided in a Restricted Stock Agreement or Stock Bonus Agreement.

            10.4 Other Terminations. Except as provided in Section 12, if a Recipient's relationship with the Company terminates due to any reason other than for Cause, death or Total Disability, the following shall apply:

                  10.4.1 Effect Upon ISOs. The Recipient must exercise all of its vested but unexercised ISOs by the earlier of (a) the end of the 90-day period following termination of a Recipient's employment with the Company, or (b) the termination date stated in Stock Option Agreement. All unexercised vested ISOs will expire upon the expiration of that period. However, the Administrator may extend the exercise period, in its the sole discretion. In that case, any vested ISO will automatically convert into a NQSO upon expiration of the 90-day period if it is not exercised prior to that time. If the status of a Recipient holding ISOs changes from employee to non-employee (such as a consultant), such change shall constitute a termination of the Recipient's employment with the Company.

                  10.4.2 Effect Upon Other Stock Incentives. The Recipient must exercise vested but unexercised NQSOs or Stock Appreciation Rights by the earlier of (a) the end of the 90-day period following termination of a Recipient's relationship with the Company, or (b) the termination date stated in Stock Option Agreement or Stock Appreciation Rights Agreement, as the case may be. All unexercised vested NQSOs or Stock Appreciation Rights will expire upon the expiration of that period, unless
            (a) otherwise provided in the Stock Option Agreement or the Stock Appreciation Rights Agreement, or (b) extended by the Administrator.

           10.5 Military Leave, Sick Leave and Bona Fide Leave of Absence. To the extent determined by the Administrator, a Recipient's relationship with the Company may be deemed to continue while the Recipient is on military leave, sick leave or other bona fide leave of absence. However, with respect to ISOs, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the individual's reemployment rights are guaranteed by statute or by contract.

      SECTION 11. Stock Incentives Not Transferable. Stock Incentives are personal to the Recipient during the Recipient's lifetime and may not be transferred, assigned, pledged, attached or otherwise disposed of in any manner ("Non-Transferable"), except as provided under this Section 11, by will, or by the laws of descent and distribution.

      * ISOs and Stock Appreciation Rights are Non-Transferable without exception.

      * NQSOs are Non-Transferable, except that the Recipient may transfer the Non-Statutory Stock Option into a revocable trust created by the Recipient for the benefit of the Recipient's descendants, to an immediate family member, or to a partnership in which only immediate family members or such trusts are partners.

      * Shares of stock issued under Options, Stock Appreciation Rights, Stock Bonuses, and Restricted Stock are Non-Transferable except as provided in their respective agreements and as permitted by applicable federal and state securities law.

      Any attempt to transfer, assign, pledge, attach or otherwise dispose of any Stock Incentive, which is contrary to the Code or this Section 11, shall be null and void, except as permitted under any agreement entered into in connection with the grant of the Stock Incentive.

      SECTION 12.  Changes in Company's Capital Structure.

            12.1 Adjustments Upon Changes in Capitalization. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event causing a capital adjustment effecting the Common Stock of the Company ("Capitalization Change"), the Administrator shall make adjustments upon any Capitalization Change so that the Recipient's proportionate interest in the Stock Incentive is the same before and after the Capitalization Change. The Administrator shall make adjustments, as necessary, in: (a) the aggregate number or kind of shares for which Stock Incentives may be granted under this Plan; (b) the number or kind of shares covered by any outstanding Stock Incentives under this Plan; and (c) and in all other provisions of the Plan or Stock Incentive that include a reference to number or kind of shares. Any fractional shares resulting from such adjustment shall be disregarded. The Administrator's determination as to what adjustments shall be made and the extent of such adjustments shall be final, binding, and conclusive. This Section 12.1 does not provide anti-dilution to any shareholder with respect to subsequent sales of stock by the Corporation.

            12.2  Effect of Liquidation or Reorganization.

                  12.2.1  Acceleration of Stock Incentives.  Subject to
            Section 12.2.3 and subject to any provision of an individual's Option Agreement, Stock Incentives are subject to special provisions upon the occurrence of a Liquidation Event with respect to the Company. If within twelve months of a Liquidation Event there occurs a Triggering Event with respect to the employment of the Participant, (a) any unvested Options or Stock Appreciation Rights shall become fully vested and exercisable, and (b) any shares of Restricted Stock or shares of a Stock Bonus that are still subject to forfeit shall become non-forfeitable.

                        (a)   "Liquidation Event" means a sale of
                  substantially all of the Company's property or more than 80% of the Company's outstanding stock to another corporation, or a merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, or similar event.

                        (b) "Triggering Event" means a termination of employment by the Company other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue plan awards.

                  12.2.2 Termination of Stock Incentives. Notwithstanding the provisions of Section 12.2.1, unless provision is made in accordance with Section 12.2.3., any unexercised Options or Stock Appreciation Rights shall terminate and cease to be effective on the applicable expiration date of the Stock Incentive.

                  12.2.3 Conversion on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock as a result of any Liquidation Event, then the Company and the corporation issuing the Exchange Stock may provide that any unexercised Options or Stock Appreciation Rights under this Plan will be converted into shares of Exchange Stock. The amount and price of Exchange Stock shall be determined by adjusting the amount and price of the unexercised Options or Stock Appreciation Right in the same proportion as used for determining the number of shares of Exchange Stock that the shareholders of Common Stock receive in the Liquidation Event. In such case, all of the terms and conditions relating to Common Stock in this Plan shall apply to Exchange Stock, unless otherwise determined by the Administrator.

      SECTION 13. Securities Regulation and Other Required Approvals. The Company shall not issue shares subject to a Stock Incentive unless the exercise, issuance and delivery of such shares comply with all relevant provisions of law, including any applicable state securities laws, the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), any relevant securities rules and regulations, and the requirements of any stock exchange upon which the shares may then be listed. The issuance of shares shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares under this Plan.

            13.1 Effect of Lack of Authority. The Company will use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The Company's inability to obtain the authority Company's counsel deems to be necessary for the lawful issuance of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such shares.

            13.2 Section 16(b) Compliance; Bifurcation of Plan. In the event the Company registers any of its equity securities pursuant to
      Section 12(b) or 12(g) of the Exchange Act, this Plan and the Stock Incentives granted under this Plan shall comply in all respects with Rule 16b-3 under the Exchange Act. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. Furthermore, in all events this Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Administrator, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Recipients who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Recipients. This provision shall not obligate the Company to undertake registration of any of the Stock Incentives.

            13.3 Representations and Warranties. As a condition to granting any Stock Incentive, the Company may require the Recipient to make any representation or warranty to the Company as may be required, in the judgment of the Company, under any applicable law or regulation, including executing and delivering to the Company an agreement as may from time to time be necessary to comply with the federal and state securities laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration.

            13.4 Legends on Stock Incentive Agreements and Stock Certificates. Unless an appropriate registration statement is filed pursuant to the Securities Act, with respect to the shares of Common Stock issued under this Plan, each certificate representing such Common Stock shall be endorsed with the following legend or its equivalent:

      The securities represented by this certificate are issued and the shares represented hereby have not been registered under the Securities Act of 1933, as amended, or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such act and applicable state securities laws covering any such transaction, or (b) the company receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for the company) stating that such transaction is exempt from registration or the company otherwise satisfies itself that such transaction is exempt from registration.

      In addition to this legend, each agreement setting forth the terms of a Stock Incentive and each certificate representing shares of Common Stock acquired upon the exercise of a Stock Incentive shall be endorsed with all legends, if any, which are required by applicable state securities laws and the Administrator.

      SECTION 14. Withholding Tax Requirement. The Company shall have the right to retain and withhold from any payment of cash or shares of Common Stock, the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. The Company may require an individual receiving cash or shares of Common Stock to reimburse the Company for any such taxes required to be withheld and may withhold any distribution in whole or in part until the Company is so reimbursed. In lieu of such withholding or reimbursement, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the individual in an amount equal to such taxes or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld as reimbursement for any such taxes and cancel (in whole or in part) any such shares so withheld.

      SECTION 15 Status of Shareholder. No Recipient nor any party to which such Recipient's rights and privileges under any Stock Incentive may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares related to the Stock Incentive, unless, until, and to the extent the Recipient: (a) exercises an Option or exercises a Stock Appreciation Right for shares, (b) receives shares subject of a Stock Bonus, or (c) purchases the Restricted Stock, as the case may be.

      SECTION 16. Rights and Relationships. This Plan is purely voluntary on the part of the Company. The adoption or continuance of this Plan shall not be deemed to constitute a contract between the Company and Eligible Recipient or any other person. Nothing in this Plan, or in any Stock Incentive granted pursuant to this Plan, shall give any Recipient any right to continue performing services for the Company, or to interfere in any way with the right of the Company or the Recipient to terminate the Recipient's service relationship with the Company at any time.

      SECTION 17  Amendment and Termination.

            17.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of any amendment which will: (a) increase the number of shares reserved for the issuance of Stock Incentives under this Plan; or (b) permit the granting of Stock Incentives to a class of persons other than those presently permitted to receive Stock Incentives under this Plan. However, this Plan may not, without the approval of the shareholders, be amended in any manner that would cause ISOs issued under this Plan to fail to qualify as ISOs as defined in Section 422(b) of the Code.

            17.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate:

            (a) ten years from the earlier of: (1) the date on which this Plan is adopted by the Board or (2) the date on which this Plan is approved by the shareholders of the Company; or

            (b) Upon consummation of a Liquidation Event, unless expressly assumed by any successor entity.

            17.3 Effect. No Stock Incentive may be granted after such termination or during any suspension of this Plan. In addition, no amendment, suspension or termination of this Plan shall adversely effect Stock Incentives granted on or prior to the date thereof, without the consent of the Recipients.

      SECTION 18. Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of Washington.

      SECTION 19. Effectiveness of This Plan. This Plan shall become effective on the Effective Date upon adoption by the Board. For any option to qualify as an ISO, this Plan must be approved by the Company's shareholders any time within 12 months before or after the adoption of this Plan.

      Adopted by the Board on December 12, 2000, and approved by the shareholders on __________, 2001.


                                    PROXY

                       DATAMARINE INTERNATIONAL, INC.

                       ANNUAL MEETING OF SHAREHOLDERS

                               March 21, 2001

      The undersigned hereby appoints Stephen W. Frankel and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of the Shareholders of DATAMARINE INTERNATIONAL, INC. to be held March 21, 2001 at 10:30 a.m. at the offices of Datamarine International, Inc., 7116 220th St. SW, Mountlake Terrace, Washington 98043, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE


DATAMARINE INTERNATIONAL INC.
   c/o EquiServe
   P.O. Box 9040
   Boston, MA 02266-9040


                                 DETACH HERE

[X] Please mark
    votes as in
    this example.

This proxy is solicited on behalf of the Board of Directors. The Board recommends an affirmative vote on all proposals specified. Shares will be voted as specified. If no specification is made, the shares represented will be voted FOR the Election of Directors and FOR proposals 2, 3, 4 and 5 as set forth in the Proxy Statement.

1.  Election of Director
    Nominees:
                           For    Withheld
    Arthur P. Stasik       [ ]       [ ]
    Gerald E. Setka        [ ]       [ ]
    David C. Thompson      [ ]       [ ]
    Joseph L. Stephens     [ ]       [ ]

                                                  For    Against    Abstain
2.  To approve the adoption of the 2001           [ ]      [ ]        [ ]
    Stock Incentive Plan

3.  To approve an amendment to the Company's      [ ]      [ ]        [ ]
    Articles of Incorporation to increase
    the number of shares of Preferred
    Stock from 1,000,000 shares to 5,000,000
    shares

4.  To approve an amendment to the Company's      [ ]      [ ]        [ ]
    Articles of Incorporation giving the
    Board of Directors authority to set
    terms for Preferred Stock

5.  To ratify the selection of Grant Thornton     [ ]      [ ]        [ ]
    LLP as independent auditors for 2001

                                    Please sign exactly as your name(s)
                                    appear(s) on the Proxy. When shares are
                                    held by joint tenants, both should sign.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ___________  Date: ______     Signature: ___________  Date: ______